3. ACQUISITIONS	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
3. ACQUISITIONS

NOTE 3: ACQUISITIONS

On December 31, 2015, the Company entered into an Asset Purchase Agreement pursuant to which the Company agreed to acquire all of the assets and liabilities of Boston Carriers Ltd., in exchange for newly issued shares of the Company’s previously existing Series A Preferred shares, $0.0001 par value per share, (before the Company’s file of the Amended and Restated Articles of Incorporation on May 23, 2017, the “Series A Preferred shares”, refer to Note 13) which were issued to the former sole shareholder of Boston Carriers Ltd. Included in the assets acquired was all outstanding stock in Poseidon. Accordingly, as a result of the Exchange, Poseidon became a wholly-owned subsidiary of the Company.

In connection with the execution of the Asset Purchase Agreement, the Company filed a Certificate of Designations with the Secretary of State of the State of Nevada regarding the creation of the Series A Preferred shares pursuant to which the Company issued an aggregate of 1,850,000 shares of Series A Preferred shares, which were converted into shares of Common Stock in 2016, to the former sole shareholder of Boston Carriers Ltd.

In addition, on December 31, 2015, the Company’s then existing Directors appointed Mr. Antonios Bertsos, Mr. Harris Frangos and Mr. Fred Pier to the Company’s Board of Directors and concurrently with the closing of the Exchange, the Company’s former sole officer and all former directors resigned. Subsequently, the Company’s former sole officer was retained as a consultant and, pursuant to the terms of a consulting agreement, effective January 1, 2016, was issued a total of 5,255 shares of the Company’s Common Stock (refer to Note 13) Also, the Company issued 2,000 shares of its Common Stock to a service provider in lieu of cash payment upon the filing of Form 8-K to disclose the Asset Purchase Agreement with the SEC (refer to Note 13). Upon issuance of the Series A Preferred shares, the former sole shareholder of Boston Carriers Ltd. initially held approximately 92.5% of the Company’s issued and outstanding Common Stock, assuming the conversion of all of the Company’s outstanding Preferred shares.

The Series A Preferred shares were converted into shares of Common Stock of the Company at a rate of 0.20 shares of Common Stock for each Series A Preferred share, on July 26, 2016, following the distribution by the Company of a cash dividend to the shareholders of its Common Stock of all amounts received by the Company as a refund to the Company from the United States Internal Revenue Service in connection with the Company’s 2014 federal tax return less a maximum of $20,000 which would be used solely to pay the Company’s obligation under a settlement agreement relating to a lawsuit against the Company at that time (the “Dividend”). The Series A Preferred shares were not participating shares and prior to conversion the holders thereof did not receive any dividend or other distribution from the Company and no portion of the Dividend was distributed for the benefit of the holders of Series A Preferred shares. Prior to conversion, however, the holders of Series A Preferred shares were entitled to vote on all matters on which holders of Common Stock were entitled to vote and voted as if such Series A Preferred shares had converted, provided however, that the holders of Series A Preferred shares were not entitled to vote on any matter which would amend the terms of and restrictions on the Series A Preferred shares.

Also, as a result of the Exchange, the Company assumed the liabilities of Boston Carriers Ltd., including those associated with: (1) a Share Subscription Agreement between Boston Carriers Ltd. and YP Holdings, LLC and (2) a Bareboat Hire purchase agreement between Poseidon Navigation, Inc. and Go Skar Shipping S.A. (refer to Note 5).

Pursuant to the terms of the Subscription Agreement, YP Holdings, LLC (“YP”) invested, in 2015, $1,000,000 to acquire 100 Preferred Shares of Boston Carriers Ltd. preferred Shares (the “BC Ltd Preferred Shares”) with a face value of $10,000, each of which was convertible into shares of Common Stock of Boston Carriers Ltd. (the “BC Ltd Common Shares”) as described in the Certificate of Designations with respect to the BC Ltd Preferred Shares. The terms of the Subscription Agreement required that the issuer would also issue an equal number of shares of BC Ltd Preferred Shares to YP as a commitment fee for YP to make its investment. For additional information in relation to the preferred shares, refer to Note 13. Because the Company assumed all liabilities of Boston Carriers Ltd., the Company was ultimately responsible to issue shares of the Company’s Common Stock to satisfy the terms of the Subscription Agreement. The subscription was recorded as Shares subscription liability as the BC Ltd Preferred Shares were not issued by Boston Carriers Ltd. Boston Carriers Ltd. had reached an agreement with the subscriber for the actual issuance of the shares to take place from Boston Carriers, Inc. (formerly known as Integrated Inpatient Solutions, Inc).

The purchase price is equivalent to the fair value of the assets and liabilities acquired. The excess of the purchase price over the fair value of the assets acquired was recorded in shareholders equity.

The table below presents, how the transaction was recorded on December 31, 2015, including the fair values of the assets acquired and liabilities assumed:

Cash	$385,628
Advances for bareboat contract	500,000
Escrow account	99,965
Total assets acquired	$985,593

Stock subscription liability	$1,000,000
Total liabilities acquired	$1,000,000

Formerly existed Series A preferred shares issued for asset purchase agreement with Boston Carriers Ltd.	$185
Purchase price differential	$(14,592)